Registration No. ______________

As filed with the Securities and Exchange Commission on March 16, 2000



               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                      ____________________
                            Form S-8
                     REGISTRATION STATEMENT
                              Under
                   THE SECURITIES ACT OF 1933
                      ____________________

               Kansas City Power & Light Company
     (Exact name of registrant as specified in its charter)

             Missouri                        44-0308720
         (State or other                  (I.R.S. Employer
         jurisdiction of                   Identification
         incorporation or                       No.)
          organization)

                           1201 Walnut
                   Kansas City, Missouri 64106
       (Address and Zip Code principal executive offices)
                      ____________________

                   EMPLOYEE SAVINGS PLUS PLAN
                      ____________________

              Jeanie Sell Latz, Corporate Secretary
                           1201 Walnut
                   Kansas City, Missouri 64106
             (Name and address of agent for service)

                         (816) 556-2936
  (Telephone number, including area code, of agent of service)
                      ____________________


                  CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------
                               Proposed       Proposed
                               Maximum        Maximum
   Title of      Amount to     Offering       Aggregate         Amount of
Securities to        be        Price per      Offering         Registration
be Registered    Registered     Share*         Price*              Fee
-------------    ----------    --------     ------------       ------------
Common Stock      1,500,000     $23.875      $35,812,500.00     $9,955.88
without           shares
Par Value
---------------------------------------------------------------------------
     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

       *Estimated   solely   for  purpose  of   determining   the
registration  fee.   The average of the high and  low  prices  in
Common Stock on March 14, 2000, as reported on the NYSE Composite
Transaction, was $23.875.

      This employee benefit plan was originally filed pursuant to Registration Statement No. 33-17403. Additional securities were registered for use in the Plan pursuant to Registration Statement No. 33-33377, Registration Statement No. 33-42187, Registration Statement No. 33-62942, Registration Statement No. 33-58917, and Registration No. 333-49353. The appropriate portions of those Registration Statements are incorporated by reference.

     No opinions of counsel are required with this filing.

     The consents of independent accountants are included with this filing.

     Powers of Attorney for individual signatories are included with this filing.

               CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Kansas City Power & Light Company (the Company) on Form S-8 (i) our report dated February 1, 2000, on our audits of the consolidated financial statements of the Company as of December 31, 1999, and 1998, and for the years ended December 31, 1999, 1998, and 1997, which report is included in the Company's Annual Report on Form 10-K; and (ii) our report dated June 17, 1998, on our audits of the financial statements of the Kansas City Power and Light Company Cash or Deferred Arrangement Employee Savings Plus Plan as of December 31, 1997, and for the years ended December 31, 1997, and 1996, which report is included in Kansas City Power & Light Company Cash or Deferred Arrangement Employee Savings Plus Plan Annual Report on Form 11-K.


Kansas City, Missouri            /s/PricewaterhouseCoopers LLP
March 16, 2000                      PricewaterhouseCoopers LLP

                 CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Kansas City Power & Light Company Cash or Deferred Arrangement Employee Savings Plus Plan of our report dated June 11, 1999, with respect to the financial statements and schedules of the Kansas City Power & Light Company Cash or Deferred Arrangement Employee Savings Plus Plan included in the Plan's Annual Report on Form 11-K for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                   /s/Ernst & Young LLP
                                      Ernst & Young LLP

Kansas City, Missouri
March 16, 2000

                       POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/Bernard J. Beaudoin
                                      Bernard J. Beaudoin

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared Bernard J. Beaudoin, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/David L. Bodde
                                      David L. Bodde

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/William H. Clark
                                      William H. Clark

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/Robert J. Dineen
                                      Robert J. Dineen

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/W. Thomas Grant II
                                      W. Thomas Grant II

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/George E. Nettels, Jr.
                                      George E. Nettels, Jr.

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/Linda H. Talbott
                                      Linda H. Talbott

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of March, 2000.

                                   /s/Robert H. West
                                      Robert H. West

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 14th day of March, 2000, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                      Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2000

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, and State of Missouri, on the 16th day of March, 2000.

                              KANSAS CITY POWER & LIGHT COMPANY

                              By:  /s/Drue Jennings
                                     (Drue Jennings)
                                   Chairman of the Board, President
                                   and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                Title                       Date
     ---------                -----                       ----

                         Chairman of the          )
                         Board and Chief          )
                         Executive Officer        )
/s/Drue Jennings         (Principal Executive     )
(Drue Jennings)          Officer)                 )
                                                  )
                         Executive Vice           )
                         President and Chief      )
                         Financial Officer        )
/s/Marcus Jackson        (Principal Financial     )
(Marcus Jackson)         Officer)                 )
                                                  )
                         Controller               )
/s/Neil Roadman          (Principal               )
(Neil Roadman)           Accounting Officer)      )
                                                  )
 Bernard J. Beaudoin*    Director                 )
(Bernard J. Beaudoin)                             )
                                                  )
 David L. Bodde*         Director                 )
(David L. Bodde)                                  )
                                                  )
 William H. Clark*       Director                 )  March 16, 2000
(William H. Clark)                                )
                                                  )
 Robert J. Dineen*       Director                 )
(Robert J. Dineen)                                )
                                                  )
 W. Thomas Grant II*     Director                 )
(W. Thomas Grant II)                              )
                                                  )
 George E. Nettels, Jr.* Director                 )
(George E. Nettels, Jr.)                          )
                                                  )
 Linda Hood Talbott*     Director                 )
(Linda Hood Talbott)                              )
                                                  )
 Robert H. West*         Director                 )
(Robert H. West)

*By  /s/Drue Jennings
       (Drue Jennings)
          Attorney-in-fact